UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2016 (January 15, 2016)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-180356	45-4478978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background
On January 20, 2016, RREEF Property Trust, Inc. (the “Company”) commenced a private offering (the “Private Offering”) of up to a maximum of $350,000,000 in shares of the Company’s newly-designated Class D common stock, $0.01 par value per share (“Class D Shares”), including up to $50,000,000 in shares of Class D common stock to be issued pursuant to our distribution reinvestment plan. The Private Offering is being conducted pursuant to the applicable exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506(c) of Regulation D promulgated under the Securities Act and other exemptions. In connection with the Private Offering, the Company took the actions described in this Current Report on Form 8-K.
Item 1.01.    Entry into Material Definitive Agreement.
Amended and Restated Advisory Agreement
On January 20, 2016, the Company entered into an Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”) with RREEF America L.L.C., the Company’s external advisor (the “Advisor”), and RREEF Property Operating Partnership, L.P., the Company’s operating partnership.
The Amended Advisory Agreement updates as appropriate the terms of the Advisory Agreement, which was effective as of January 3, 2013, in order to reflect the existence of the Company’s newly designated Class D Shares, as well as the share classes shown in the Company’s follow-on registration statement on Form S-11, filed December 23, 2015, and to clarify that the new shares will be included in the calculation of the fixed and performance component of the Advisory Fee (as defined in the Amended Advisory Agreement) payable to the Advisor.
The foregoing summary of the Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
First Amendment to the Third Expense Support Agreement
On January 20, 2016, the Company entered into a First Amendment to its Third Amended and Restated Expense Support Agreement (the “First Amendment”) with the Advisor in order to account for the expenses related to the Private Offering.
The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
Amended and Restated Distribution Reinvestment Plan
The Company’s board of directors has adopted and approved the Company’s Amended and Restated Distribution Reinvestment Plan, effective as of February 15, 2016 (the “Amended and Restated DRIP”), which supersedes and replaces the Company’s existing distribution reinvestment plan. Pursuant to the Amended and Restated DRIP, any stockholder of the Company may elect to have the cash distributions declared and paid with respect to the Class A, Class B or Class D Shares owned by the stockholder automatically reinvested in additional shares of the same class of the Company’s common stock. The per share purchase price for shares purchased pursuant to the Amended and Restated DRIP will be equal to the Company’s NAV per share applicable to the class of shares being purchased, calculated as of the distribution date. A stockholder may terminate participation in the Amended and Restated DRIP at any time, without penalty, by delivering written notice to the Company. The Company’s board of directors may by majority vote amend, suspend or terminate the Amended and Restated DRIP, provided that notice of any such material amendment, suspension or termination is sent to Amended and Restated

DRIP participants at least ten days prior to the effective date thereof and that the Amended and Restated DRIP cannot be amended to eliminate a participant’s right to terminate participation in the Amended and Restated DRIP.
The foregoing summary of the terms of the Amended and Restated DRIP does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated DRIP, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Amendment to the Share Repurchase Plan
The Company’s board of directors has approved an amendment to the Company’s share repurchase plan (the “SRP”) in order to provide that stockholders of the Company who acquire Class D Shares in the Private Offering may seek repurchase of such Class D Shares by the Company for cash at the net asset value per Class D Share. All other terms and limitations in the SRP remain the same.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Articles Supplementary
On January 15, 2016, the Company filed Articles Supplementary to the Company’s Articles of Amendment and Restatement (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland. The Articles Supplementary (1) reclassify the Company’s existing designated shares of Class A common stock in order to create and designate new Class D Shares and (2) fix the preferences, rights, powers, restrictions, limitations, qualifications, terms and conditions of the newly designated Class D Shares. The Articles Supplementary became effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.
Following the reclassification and designation of the Company’s common stock authorized by the Articles Supplementary, the Company has authority to issue a total of 1,000,000,000 shares of common stock, classified and designated as follows:

Common Stock	No. of Authorized Shares
Class A Common Shares	450,000,000
Class B Common Shares	500,000,000
Class D Common Shares	50,000,000
Total	1,000,000,000
The foregoing summary of the terms of the Articles Supplementary does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF PROPERTY TRUST, INC.

By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 21, 2016

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles Supplementary to the Articles of Amendment and Restatement of RREEF Property Trust, Inc.
4.1	Amended and Restated Distribution Reinvestment Plan of RREEF Property Trust, Inc.
10.1	Amended and Restated Advisory Agreement by and among RREEF Property Trust, Inc., RREEF Property Operating Partnership, LP and RREEF America L.L.C., dated as of January 20, 2016.
10.2	First Amendment to the Third Amended and Restated Expense Support Agreement, dated January 20, 2016, by and between RREEF Property Trust, Inc. and RREEF America L.L.C.